UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-21820
Eaton Vance Credit Opportunities Fund
(Exact Name of registrant as Specified in Charter)
Two International Place Boston, MA 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place Boston, MA 02110
(Name and Address of Agent for Services)
(617) 482-8260
(registrant’s Telephone Number)
April 30
Date of Fiscal Year End
October 31, 2009
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Investment Managers

Semiannual Report October 31, 2009

EATON VANCE CREDIT OPPORTUNITIES FUND

Semiannual Report October 31, 2009 EATON VANCE CREDIT OPPORTUNITIES FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Credit Opportunities Fund as of October 31, 2009
INVESTMENT UPDATE
Scott H. Page, CFA
Co-Portfolio Manager
Michael W. Weilheimer, CFA
Co-Portfolio Manager
Payson F. Swaffield, CFA
Co-Portfolio Manager
Andrew N. Sveen, CFA
Co-Portfolio Manager
Economic and Market Conditions
•	The six months ending October 31, 2009, were marked by a worldwide rally across the spectrum of riskier assets. The pace of economic deterioration slowed and then rebounded slightly in these six months, compared to the free-fall in world economic output witnessed at the end of 2008 and first quarter of 2009. As signs of improving economic fundamentals began to emerge, investors’ aversion to risk reversed course and the capital markets staged a comeback.

•	The loan market, as measured by the S&P/LSTA Leveraged Loan Index (the Index), gained 23.08% for the six months ending October 31, 2009, one of the highest six-month returns in the history of the asset class.[1] Performance was driven by a combination of technical factors, which improved the market’s supply and demand picture. On the supply side, limited new loan issuance and a contraction of the existing supply through loan repayments reduced the available universe of purchasable loans. On the demand side, little selling activity and modest but steady inflows helped loan prices improve significantly. Modest improvements in loan fundamentals, or a deceleration of credit deterioration in many cases, also contributed to the increase in prices during the period. The default rate for the S&P/LSTA Leveraged Loan Index reached 12.0% as of October 31, 2009—near historical post-recession peaks.
•	The high-yield market also had strong performance during 2009. The BofA Merrill Lynch U.S. High Yield Index returned 29.16% during the six months ending October 31, 2009.[1] High-yield spreads—the additional yield over U.S. Treasury bonds of comparable maturity—narrowed significantly, from 1,330 basis points (13.3%) as of April 30, 2009, to 760 basis points (7.6%) as of October 31, 2009. Lower-quality paper led performance during the period, with CCC-rated issues performing the best, followed by BB-rated and B-rated bonds. The new-issue market remained strong, with the year-to-date total at almost $110 billion in new issues, roughly three times the amount of issuance during the first nine months of 2008. Defaults continued to increase, as Moody’s Investors Service reported speculative-grade defaults hitting 12.4% at the end of October 2009. This compares closely with historical peaks in past recessions of 11.01% in January 2002 and 12.07% in mid-1991.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. The Fund’s performance at market price will differ from its results at NAV. Although market price performance generally reflects investment results over time, during shorter periods, returns at market price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Management Discussion
• The Fund is a closed-end fund and trades on the New York Stock Exchange under the symbol “EOE.” The Fund’s investment objective is to provide a high level of current income, with a secondary objective of capital appreciation.
• The Fund’s loan investments are well diversified, with 105 borrowers and no single investment representing more than 2.4% of the total investments. The Fund is also broadly

Total Return Performance 4/30/09 – 10/31/09
NYSE Symbol		EOE

At Net Asset Value (NAV)[2]		65.16%
At Market Price[2]		67.55
S&P/LSTA Leveraged Loan Index[1]		23.08

Premium/(Discount) to NAV (10/31/09)		-11.58%
Total Distributions per common share		$0.374
Distribution Rate[3]	At NAV	7.45%
	At Market Price	8.42%
See page 3 for more performance information.

[1]	It is not possible to invest directly in an Index. The Index’s total return reflects changes in value of the loans constituting the Index and accrual of interest and does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the loans represented in the Index. Unlike the Fund, the Index’s return does not reflect the effect of leverage.

[2]	Performance results reflect the effects of leverage.

[3]	The Distribution Rate is based on the Fund’s last regular distribution per share (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of ordinary income, net realized capital gains and return of capital.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Eaton Vance Credit Opportunities Fund as of October 31, 2009
INVESTMENT UPDATE
diversified by industry, as none constituted more than 10.2% of total investments as of October 31, 2009. A diversified approach should help the Fund mitigate risk in an increasing default environment. Management can shift allocations among loans and bonds. The Fund remained more-heavily weighted toward first and second lien secured loans, which, in management’s view, may fare better in an increasing default environment.

•	Although the general loan and high-yield markets rallied strongly over the past six months, the Fund still outpaced the Index by a significant margin. The Fund experienced strong total returns over the past six months of 67.55% at market price and 65.16% at NAV. The Fund was heavily weighted in the lower range of the credit spectrum at the onset of the credit markets recovery. These lower-rated loans and securities led the market and made the largest contribution to the Fund’s outperformance of the Index for the period. The Fund also employed modest leverage, which enhanced returns as the market rose.

•	The Fund’s high-yield bond investments benefited from a bias toward B-rated issues and an overweight to CCC-rated issues. Remaining fully invested throughout this market cycle was also beneficial. Company selection within the paper and retail industries, coupled with modest overweight positions to each, contributed positively to portfolio returns during the period. A broad underweight to the utilities sector also helped relative performance during the period. The Fund’s lagging sectors were banking and diversified financial services.
•	As of October 31, 2009, the Fund had outstanding leverage of approximately 10.2% of its total assets. That leverage consists of Auction Preferred Shares (APS) issued by the Fund.[1] Use of leverage creates an opportunity for income, but also creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares).

•	At a special meeting of shareholders of the Fund expected to be held on January 22, 2010, shareholders of the Fund will be asked to approve an Agreement and Plan of Reorganization that will merge the Fund into Eaton Vance Limited Duration Income Fund (Limited Duration Income Fund). Under the terms of the Agreement and Plan of Reorganization, Limited Duration Income Fund would acquire substantially all the assets and assume substantially all the liabilities of the Fund in exchange for common shares of the Limited Duration Income Fund and cash consideration equal to the aggregate liquidation value of the Fund’s APS. Proxy materials containing information about the meeting and the proposed transaction will be mailed to the Fund’s common shareholders of record as of November 12, 2009. The Board of Trustees recommends that the shareholders of the Fund vote for the proposed merger.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

[1]	APS percentage represents the liquidation value of the Fund’s APS outstanding at 10/31/09 as a percentage of the Fund’s net assets applicable to common shares plus APS. In the event of a rise in long-term interest rates, the value of the Fund’s investment portfolio could decline, which would reduce the asset coverage for its APS.

Eaton Vance Credit Opportunities Fund as of October 31, 2009
FUND PERFORMANCE

Fund Performance[1]
NYSE Symbol	EOE

Average Annual Total Returns (by market price, NYSE)
Six Months	67.55%
One Year	23.20
Life of Fund (5/31/06)	-10.79

Average Annual Total Returns (at net asset value)
Six Months	65.16%
One Year	28.57
Life of Fund (5/31/06)	-7.52

[1]	Six-month returns are cumulative. Other returns are presented on an average annual basis. Performance results reflect the effects of leverage. Absent a fee reduction by the investment adviser of the Fund, the returns would be lower.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. The Fund’s performance at market price will differ from its results at NAV. Although market price performance generally reflects investment results over time, during shorter periods, returns at market price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www. eatonvance.com.
Portfolio Composition
Top 10 Holdings2
By total investments

Radnet Management, Inc.	2.4%
INEOS Group	2.3
Infor Enterprise Solutions Holdings	2.3
Tri-Mas Corp.	1.7
American Media Operations, Inc.	1.7
Xsys, Inc.	1.6
Panolam Industries Holdings, Inc.	1.5
National Bedding Co., LLC	1.5
BCM Luxembourg Ltd.	1.5
ProSiebenSat.1 Media AG	1.4

[2]	Top 10 Holdings represented 17.9% of the Fund’s total investments as of 10/31/09.
Top Five Industries3
By total investments

Publishing	10.2%
Health Care	8.1
Industrial Equipment	5.2
Leisure Goods/Activities/Movies	5.0
Business Equipment and Services	4.7

[3]	Industries are shown as a percentage of the Fund’s total investments as of 10/31/09.
Credit Quality Ratings for
Total Loan Investments4
By total loan investments

Ba	6.9%
B	27.2
Ca	5.2
Caa	25.3
Defaulted	14.7
Non-Rated[5]	20.7

[4]	Credit Quality ratings are those provided by Moody’s Investor Services, Inc., a nationally recognized bond rating service. Reflects the Fund’s total loan investments as of 10/31/09. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security.

[5]	Certain loans in which the Fund invests are not rated by a rating agency. In management’s opinion, such securities are comparable to securities rated by a rating agency in the categories listed above.

Eaton Vance Credit Opportunities Fund as of October 31, 2009

PORTFOLIO OF INVESTMENTS (Unaudited)

Senior Floating-Rate Interests — 88.6%(1)

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Aerospace and Defense — 1.4%

Avio Holding SpA
EUR	700	Term Loan - Second Lien, 4.68%, Maturing June 13, 2015	$800,946
DAE Aviation Holdings, Inc.
	98	Term Loan, 4.01%, Maturing July 31, 2014	92,450
	101	Term Loan, 4.04%, Maturing July 31, 2014	94,500

			$987,896

Air Transport — 0.3%

Delta Air Lines, Inc.
	269	Term Loan - Second Lien, 3.53%, Maturing April 30, 2014	$226,609

			$226,609

Automotive — 3.0%

Dayco Products, LLC
	988	Term Loan - Second Lien, 0.00%, Maturing December 31, 2011(2)	$25,940
Federal-Mogul Corp.
	305	Term Loan, 2.19%, Maturing December 27, 2014	235,301
	236	Term Loan, 2.19%, Maturing December 27, 2015	182,169
HLI Operating Co., Inc.
	108	DIP Loan, 26.00%, Maturing November 30, 2009(3)	108,990
EUR	22	Term Loan, 11.00%, Maturing May 30, 2014	2,408
EUR	371	Term Loan, 11.50%, Maturing May 30, 2014	84,540
Keystone Automotive Operations, Inc.
	189	Term Loan, 3.78%, Maturing January 12, 2012	115,594
TriMas Corp.
	281	Term Loan, 2.52%, Maturing August 2, 2011	259,102
	1,182	Term Loan, 2.50%, Maturing August 2, 2013	1,089,090

			$2,103,134

Beverage and Tobacco — 1.6%

Culligan International Co.
EUR	1,000	Term Loan - Second Lien, 5.19%, Maturing May 31, 2013	$548,190
Liberator Midco Ltd.
GBP	384	Term Loan, 8.51%, Maturing October 27, 2016(3)	592,198

			$1,140,388

Building and Development — 4.6%

LNR Property Corp.
	789	Term Loan, 3.75%, Maturing July 3, 2011	$627,327
Metroflag BP, LLC
	1,000	Term Loan - Second Lien, 0.00%, Maturing October 2, 2009(4)	10,500
Panolam Industries Holdings, Inc.
	1,351	Term Loan, 5.00%, Maturing September 30, 2012	1,219,006
Re/Max International, Inc.
	436	Term Loan, 9.77%, Maturing December 17, 2012	429,711
WCI Communities, Inc.
	1,000	Term Loan, 11.00%, Maturing September 3, 2014	987,500

			$3,274,044

Business Equipment and Services — 4.4%

Mitchell International, Inc.
	1,000	Term Loan - Second Lien, 5.56%, Maturing March 28, 2015	$680,000
N.E.W. Holdings I, LLC
	944	Term Loan, 2.74%, Maturing May 22, 2014	884,748
Sabre, Inc.
	1,000	Term Loan, 2.49%, Maturing September 30, 2014	868,125
Sitel (Client Logic)
	228	Term Loan, 5.77%, Maturing January 29, 2014	198,069
Travelport, LLC
	445	Term Loan, 2.78%, Maturing August 23, 2013	405,755
	89	Term Loan, 2.78%, Maturing August 23, 2013	81,415

			$3,118,112

Cable and Satellite Television — 2.6%

Cequel Communications, LLC
	724	Term Loan, Maturing May 5, 2014(5)	$722,858
ProSiebenSat.1 Media AG
EUR	337	Term Loan, 3.53%, Maturing March 2, 2015	331,809
EUR	337	Term Loan, 3.78%, Maturing March 2, 2016	331,809
EUR	486	Term Loan, 8.15%, Maturing March 2, 2017(3)	165,462
EUR	452	Term Loan - Second Lien, 4.90%, Maturing September 2, 2016	253,676

			$1,805,614

Chemicals and Plastics — 3.2%

Arizona Chemical, Inc.
	500	Term Loan - Second Lien, 5.76%, Maturing February 28, 2014	$437,500

See notes to financial statements

Eaton Vance Credit Opportunities Fund as of October 31, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Chemicals and Plastics (continued)

Foamex L.P.
	750	Term Loan - Second Lien, 0.00%, Maturing February 12, 2014(2)	$31,875
INEOS Group
EUR	421	Term Loan, 5.52%, Maturing December 14, 2011	527,140
EUR	421	Term Loan, 6.02%, Maturing December 14, 2011	527,140
EUR	74	Term Loan, 6.02%, Maturing December 14, 2011	93,182
EUR	74	Term Loan, 8.02%, Maturing December 14, 2011	93,181
EUR	500	Term Loan - Second Lien, 7.02%, Maturing December 14, 2012	550,720

			$2,260,738

Conglomerates — 1.4%

Doncasters (Dunde HoldCo 4 Ltd.)
GBP	500	Term Loan - Second Lien, 5.02%, Maturing January 13, 2016	$545,715
RGIS Holdings, LLC
	16	Term Loan, 2.75%, Maturing April 30, 2014	14,085
	316	Term Loan, 2.77%, Maturing April 30, 2014	281,699
Vertrue, Inc.
	193	Term Loan, 3.29%, Maturing August 16, 2014	160,092

			$1,001,591

Containers and Glass Products — 1.5%

Consolidated Container Co.
	1,000	Term Loan - Second Lien, 5.75%, Maturing September 28, 2014	$830,833
Tegrant Holding Corp.
	500	Term Loan - Second Lien, 5.79%, Maturing March 8, 2015	200,000

			$1,030,833

Cosmetics / Toiletries — 1.5%

American Safety Razor Co.
	1,000	Term Loan - Second Lien, 6.54%, Maturing July 31, 2014	$817,500
KIK Custom Products, Inc.
	500	Term Loan - Second Lien, 5.28%, Maturing November 30, 2014	237,500

			$1,055,000

Drugs — 1.2%

Graceway Pharmaceuticals, LLC
	1,000	Term Loan, 8.49%, Maturing November 3, 2013	$210,000
	1,000	Term Loan - Second Lien, 6.74%, Maturing May 3, 2013	342,500
Warner Chilcott Corp.
	89	Term Loan, Maturing October 30, 2014(5)	89,062
	31	Term Loan, Maturing April 30, 2015(5)	31,172
	142	Term Loan, Maturing April 30, 2015(5)	142,499

			$815,233

Ecological Services and Equipment — 2.1%

Cory Environmental Holdings
GBP	500	Term Loan - Second Lien, 5.49%, Maturing September 30, 2014	$512,890
Kemble Water Structure, Ltd.
GBP	500	Term Loan - Second Lien, 4.49%, Maturing October 13, 2013	631,588
Synagro Technologies, Inc.
	500	Term Loan - Second Lien, 4.99%, Maturing October 2, 2014	317,500

			$1,461,978

Electronics / Electrical — 3.7%

Aspect Software, Inc.
	1,000	Term Loan - Second Lien, 7.38%, Maturing July 11, 2013	$845,000
Infor Enterprise Solutions Holdings
	263	Term Loan, 3.00%, Maturing July 28, 2012	237,224
	335	Term Loan, 4.00%, Maturing July 28, 2012	295,712
	642	Term Loan, 4.00%, Maturing July 28, 2012	566,782
	367	Term Loan - Second Lien, 6.49%, Maturing March 2, 2014	254,834
	633	Term Loan - Second Lien, 6.49%, Maturing March 2, 2014	433,833

			$2,633,385

Farming / Agriculture — 2.6%

BF Bolthouse HoldCo, LLC
	1,000	Term Loan - Second Lien, 5.74%, Maturing December 16, 2013	$947,500
Central Garden & Pet Co.
	906	Term Loan, 1.75%, Maturing February 28, 2014	862,625

			$1,810,125

See notes to financial statements

Eaton Vance Credit Opportunities Fund as of October 31, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Financial Intermediaries — 2.5%

Citco III, Ltd.
	471	Term Loan, 2.85%, Maturing June 30, 2014	$411,787
E.A. Viner International Co.
	395	Term Loan, 4.79%, Maturing July 31, 2013	373,124
RJO Holdings Corp. (RJ O’Brien)
	1,427	Term Loan, 3.25%, Maturing July 31, 2014	959,874

			$1,744,785

Food Products — 1.1%

Provimi Group SA
EUR	24	Term Loan - Second Lien, 4.68%, Maturing June 28, 2015	$23,844
EUR	697	Term Loan - Second Lien, 2.22%, Maturing December 28, 2016(6)	687,686
	148	Term Loan - Second Lien, 4.49%, Maturing December 28, 2016	99,319

			$810,849

Food Service — 2.6%

OSI Restaurant Partners, LLC
	71	Term Loan, 3.03%, Maturing May 9, 2013	$59,396
	835	Term Loan, 2.56%, Maturing May 9, 2014	698,005
QCE Finance, LLC
	1,000	Term Loan - Second Lien, 6.03%, Maturing November 5, 2013	542,000
Selecta
EUR	741	Term Loan - Second Lien, 5.34%, Maturing December 28, 2015	547,246

			$1,846,647

Food / Drug Retailers — 0.3%

General Nutrition Centers, Inc.
	241	Term Loan, 2.52%, Maturing September 16, 2013	$223,306

			$223,306

Health Care — 7.3%

Bright Horizons Family Solutions, Inc.
	247	Term Loan, 6.25%, Maturing May 15, 2015	$247,029
Concentra, Inc.
	1,039	Term Loan - Second Lien, 6.54%, Maturing June 25, 2015(3)	861,973
Dako EQT Project Delphi
	750	Term Loan - Second Lien, 4.04%, Maturing December 12, 2016	429,375
Fenwal, Inc.
	750	Term Loan - Second Lien, 5.62%, Maturing August 28, 2014	640,312
Physiotherapy Associates, Inc.
	500	Term Loan - Second Lien, 12.00%, Maturing June 27, 2014	100,000
RadNet Management, Inc.
	2,000	Term Loan, 9.32%, Maturing November 15, 2013	1,910,000
Viant Holdings, Inc.
	964	Term Loan, 2.54%, Maturing June 25, 2014	939,824

			$5,128,513

Home Furnishings — 2.6%

Hunter Fan Co.
	500	Term Loan - Second Lien, 7.00%, Maturing April 16, 2014	$262,500
National Bedding Co., LLC
	1,500	Term Loan - Second Lien, 5.31%, Maturing August 31, 2012	1,215,000
Oreck Corp.
	976	Term Loan, 0.00%, Maturing February 2, 2012(2)(7)	350,362
Simmons Co.
	1,090	Term Loan, 7.35%, Maturing February 15, 2012(3)	32,709

			$1,860,571

Industrial Equipment — 5.8%

CEVA Group PLC U.S.
	875	Term Loan, 3.24%, Maturing January 4, 2014	$738,313
	105	Term Loan, 3.28%, Maturing January 4, 2014	87,544
EPD Holdings (Goodyear Engineering Products)
	1,000	Term Loan - Second Lien, 6.00%, Maturing July 13, 2015	610,000
Generac Acquisition Corp.
	1,000	Term Loan - Second Lien, 6.28%, Maturing April 7, 2014	856,250
John Maneely Co.
	844	Term Loan, 3.51%, Maturing December 8, 2013	775,226
Sequa Corp.
	397	Term Loan, 3.88%, Maturing November 30, 2014	354,476
TFS Acquisition Corp.
	980	Term Loan, 14.00%, Maturing August 11, 2013(3)	654,291

			$4,076,100

See notes to financial statements

Eaton Vance Credit Opportunities Fund as of October 31, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Insurance — 1.9%

AmWINS Group, Inc.
	500	Term Loan - Second Lien, 5.79%, Maturing June 8, 2014	$350,000
U.S.I. Holdings Corp.
	1,000	Term Loan, Maturing May 4, 2014(5)	975,000

			$1,325,000

Leisure Goods / Activities / Movies — 5.4%

AMF Bowling Worldwide, Inc.
	1,000	Term Loan - Second Lien, 6.49%, Maturing December 8, 2013	$700,000
Bombardier Recreational Products
	911	Term Loan, 3.00%, Maturing June 28, 2013	640,253
Butterfly Wendel US, Inc.
	234	Term Loan, 3.22%, Maturing June 22, 2013	172,891
	234	Term Loan, 2.97%, Maturing June 22, 2014	172,947
Deluxe Entertainment Services
	500	Term Loan - Second Lien, 6.28%, Maturing November 11, 2013	382,500
Revolution Studios Distribution Co., LLC
	354	Term Loan, 4.00%, Maturing December 21, 2014	322,032
	1,000	Term Loan - Second Lien, 7.25%, Maturing June 21, 2015	575,000
Southwest Sports Group, LLC
	1,000	Term Loan, 6.75%, Maturing December 22, 2010	840,000

			$3,805,623

Lodging and Casinos — 0.8%

Herbst Gaming, Inc.
	969	Term Loan, 0.00%, Maturing December 2, 2011(2)	$538,539

			$538,539

Oil and Gas — 1.3%

Dresser, Inc.
	1,000	Term Loan - Second Lien, 6.00%, Maturing May 4, 2015	$910,000

			$910,000

Publishing — 10.3%

American Media Operations, Inc.
	1,470	Term Loan, 10.00%, Maturing January 31, 2013(3)	$1,335,030
GateHouse Media Operating, Inc.
	272	Term Loan, 2.25%, Maturing August 28, 2014	105,752
	728	Term Loan, 2.25%, Maturing August 28, 2014	283,415
Hanley-Wood, LLC
	982	Term Loan, 2.53%, Maturing March 8, 2014	421,247
Idearc, Inc.
	966	Term Loan, 0.00%, Maturing November 17, 2014(2)	441,702
Laureate Education, Inc.
	51	Term Loan, 3.53%, Maturing August 17, 2014	46,126
	338	Term Loan, 3.53%, Maturing August 17, 2014	308,194
Local Insight Regatta Holdings, Inc.
	481	Term Loan, 7.75%, Maturing April 23, 2015	377,488
Merrill Communications, LLC
	1,006	Term Loan - Second Lien, 14.75%, Maturing November 15, 2013(3)	580,997
PagesJaunes Group, SA
EUR	500	Term Loan, 5.03%, Maturing April 10, 2016	463,570
Reader’s Digest Association, Inc. (The)
	186	Revolving Loan, Maturing March 3, 2014(5)	91,243
	67	Term Loan, Maturing March 3, 2014(5)	32,806
	748	Term Loan, Maturing March 3, 2014(5)	367,450
Source Interlink Companies, Inc.
	229	Term Loan, 10.75%, Maturing June 18, 2013	188,917
	119	Term Loan, 15.00%, Maturing June 18, 2013(3)	41,810
Star Tribune Co. (The)
	38	Term Loan, 8.00%, Maturing September 28, 2014(7)	30,225
	25	Term Loan, 11.00%, Maturing September 28, 2014(7)	17,641
Tribune Co.
	770	Term Loan, 0.00%, Maturing April 10, 2010(2)	358,575
	1,037	Term Loan, 0.00%, Maturing May 17, 2014(2)	468,452
Xsys, Inc.
EUR	1,500	Term Loan - Second Lien, 5.40%, Maturing September 27, 2015	1,272,979

			$7,233,619

Radio and Television — 2.1%

CMP Susquehanna Corp.
	954	Revolving Loan, 2.43%, Maturing May 5, 2011(6)	$672,350
NEP II, Inc.
	146	Term Loan, 2.53%, Maturing February 16, 2014	135,279
Young Broadcasting, Inc.
	987	Term Loan, 0.00%, Maturing November 3, 2012(2)	644,156

			$1,451,785

Retailers (Except Food and Drug) — 1.2%

Educate, Inc.
	500	Term Loan - Second Lien, 5.54%, Maturing June 14, 2014	$426,250

See notes to financial statements

Eaton Vance Credit Opportunities Fund as of October 31, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Retailers (Except Food and Drug) (continued)

Orbitz Worldwide, Inc.
	265	Term Loan, 3.28%, Maturing July 25, 2014	$234,998
Oriental Trading Co., Inc.
	750	Term Loan - Second Lien, 6.24%, Maturing January 31, 2013	181,875

			$843,123

Steel — 1.0%

Niagara Corp.
	1,469	Term Loan, 9.25%, Maturing June 29, 2014	$682,945

			$682,945

Surface Transport — 1.5%

Gainey Corp.
	1,401	Term Loan, 0.00%, Maturing April 20, 2012(2)	$297,641
Swift Transportation Co., Inc.
	499	Term Loan, 3.49%, Maturing May 10, 2012	414,638
	390	Term Loan, 3.56%, Maturing May 10, 2014	336,608

			$1,048,887

Telecommunications — 3.5%

BCM Luxembourg, Ltd.
EUR	1,000	Term Loan - Second Lien, 4.68%, Maturing March 31, 2016	$1,211,483
Palm, Inc.
	980	Term Loan, 3.79%, Maturing April 24, 2014	868,934
Trilogy International Partners
	500	Term Loan, 3.78%, Maturing June 29, 2012	420,000

			$2,500,417

Utilities — 2.3%

AEI Finance Holding, LLC
	116	Revolving Loan, 3.24%, Maturing March 30, 2012	$107,611
	799	Term Loan, 3.28%, Maturing March 30, 2014	740,934
Electricinvest Holding Co.
GBP	300	Term Loan, 5.02%, Maturing October 24, 2012	393,900
EUR	298	Term Loan - Second Lien, 4.93%, Maturing October 24, 2012	350,706

			$1,593,151

Total Senior Floating-Rate Interests
(identified cost $87,540,130)			$62,348,540

Corporate Bonds & Notes — 15.1%

Principal
Amount
(000’s omitted)		Security	Value

Aerospace and Defense — 0.1%

Alion Science and Technologies Corp.
	$60	10.25%, 2/1/15	$42,600
Hawker Beechcraft Acquisition
	65	9.75%, 4/1/17	43,713

			$86,313

Automotive — 0.0%

Allison Transmission, Inc.
	$30	11.00%, 11/1/15(8)	$30,750

			$30,750

Broadcast Radio and Television — 0.2%

XM Satellite Radio Holdings, Inc., Sr. Notes
	$125	13.00%, 8/1/14(8)	$125,000

			$125,000

Building and Development — 0.2%

Panolam Industries International, Sr. Sub. Notes
	$175	10.75%, 10/1/13(2)	$56,875
Texas Industries, Inc., Sr. Notes
	75	7.25%, 7/15/13	73,875

			$130,750

Business Equipment and Services — 0.9%

Affinion Group, Inc.
	$35	11.50%, 10/15/15	$36,750
Hertz Corp.
	65	8.875%, 1/1/14	66,138
	50	10.50%, 1/1/16	52,375
MediMedia USA, Inc., Sr. Sub. Notes
	100	11.375%, 11/15/14(8)	74,500
Rental Service Corp.
	125	9.50%, 12/1/14	124,062
Ticketmaster Entertainment, Inc.
	110	10.75%, 8/1/16	113,850
West Corp.
	145	9.50%, 10/15/14	145,725

			$613,400

See notes to financial statements

Eaton Vance Credit Opportunities Fund as of October 31, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal
Amount
(000’s omitted)	Security	Value

Chemicals and Plastics — 0.4%

INEOS Group Holdings PLC, Sr. Sub. Notes
$155	8.50%, 2/15/16(8)	$87,575
Reichhold Industries, Inc., Sr. Notes
225	9.00%, 8/15/14(8)	183,375

		$270,950

Clothing / Textiles — 0.0%

Perry Ellis International, Inc., Sr. Sub. Notes
$105	8.875%, 9/15/13	$102,113

		$102,113

Conglomerates — 0.2%

RBS Global & Rexnord Corp.
$69	9.50%, 8/1/14(8)	$68,655
70	11.75%, 8/1/16	68,250

		$136,905

Containers and Glass Products — 0.3%

Intertape Polymer US, Inc., Sr. Sub. Notes
$20	8.50%, 8/1/14	$15,700
Pliant Corp.
243	11.625%, 6/15/09(3)(4)	214,561

		$230,261

Cosmetics / Toiletries — 0.3%

Amscan Holdings, Inc., Sr. Sub. Notes
$225	8.75%, 5/1/14	$213,750

		$213,750

Ecological Services and Equipment — 0.0%

Waste Services, Inc., Sr. Sub. Notes
$25	9.50%, 4/15/14	$25,250

		$25,250

Electronics / Electrical — 0.2%

Advanced Micro Devices, Inc., Sr. Notes
$135	7.75%, 11/1/12	$120,487

		$120,487

Food Products — 0.0%

ASG Consolidated, LLC/ASG Finance, Inc., Sr. Disc. Notes
$10	11.50%, 11/1/11	$9,825

		$9,825

Food Service — 0.1%

El Pollo Loco, Inc.
$40	11.75%, 11/15/13	$37,000

		$37,000

Food / Drug Retailers — 0.7%

General Nutrition Center, Sr. Notes, Variable Rate
$335	5.178%, 3/15/14(3)	$299,825
General Nutrition Center, Sr. Sub. Notes
180	10.75%, 3/15/15	182,250

		$482,075

Forest Products — 0.6%

Jefferson Smurfit Corp., Sr. Notes
$50	8.25%, 10/1/12(2)	$38,750
30	7.50%, 6/1/13(2)	23,550
NewPage Corp.
230	10.00%, 5/1/12	151,800
Smurfit-Stone Container Corp., Sr. Notes
30	8.375%, 7/1/12(2)	23,625
160	8.00%, 3/15/17(2)	124,000
Verso Paper Holdings, LLC/Verso Paper, Inc.
110	11.375%, 8/1/16	72,050

		$433,775

Health Care — 1.9%

Accellent, Inc.
$45	10.50%, 12/1/13	$44,325
AMR HoldCo, Inc./EmCare HoldCo, Inc., Sr. Sub. Notes
15	10.00%, 2/15/15	15,825
DJO Finance, LLC/DJO Finance Corp.
115	10.875%, 11/15/14	120,463
MultiPlan, Inc., Sr. Sub. Notes
1,035	10.375%, 4/15/16(8)	998,775
National Mentor Holdings, Inc.
135	11.25%, 7/1/14	134,662

		$1,314,050

See notes to financial statements

Eaton Vance Credit Opportunities Fund as of October 31, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal
Amount
(000’s omitted)	Security	Value

Industrial Equipment — 0.1%

ESCO Corp., Sr. Notes
$65	8.625%, 12/15/13(8)	$64,513

		$64,513

Insurance — 0.3%

Alliant Holdings I, Inc.
$70	11.00%, 5/1/15(8)	$68,600
HUB International Holdings, Inc., Sr. Notes
75	9.00%, 12/15/14(8)	72,000
U.S.I. Holdings Corp., Sr. Notes, Variable Rate
60	4.315%, 11/15/14(8)	49,800

		$190,400

Leisure Goods / Activities / Movies — 0.3%

Bombardier, Inc.
$65	8.00%, 11/15/14(8)	$66,950
Royal Caribbean Cruises, Sr. Notes
55	7.00%, 6/15/13	53,350
20	6.875%, 12/1/13	19,050
15	7.25%, 6/15/16	14,025
30	7.25%, 3/15/18	27,450

		$180,825

Lodging and Casinos — 2.2%

Buffalo Thunder Development Authority
$220	9.375%, 12/15/14(2)(8)	$41,800
CCM Merger, Inc.
95	8.00%, 8/1/13(8)	78,375
Fontainebleau Las Vegas Casino, LLC
310	10.25%, 6/15/15(2)(8)	12,400
Indianapolis Downs, LLC & Capital Corp., Sr. Notes
80	11.00%, 11/1/12(8)	51,600
Inn of the Mountain Gods, Sr. Notes
40	12.00%, 11/15/10(2)	16,100
Mohegan Tribal Gaming Authority, Sr. Sub. Notes
55	8.00%, 4/1/12	47,025
110	7.125%, 8/15/14	77,550
1,125	6.875%, 2/15/15	748,125
Pinnacle Entertainment, Inc., Sr. Sub. Notes
40	7.50%, 6/15/15	36,200
Pokagon Gaming Authority, Sr. Notes
56	10.375%, 6/15/14(8)	58,240
Seminole Hard Rock Entertainment, Variable Rate
80	2.799%, 3/15/14(8)	64,800
Tunica-Biloxi Gaming Authority, Sr. Notes
160	9.00%, 11/15/15(8)	144,800
Waterford Gaming, LLC, Sr. Notes
180	8.625%, 9/15/14(8)	143,676

		$1,520,691

Nonferrous Metals / Minerals — 0.5%

FMG Finance PTY, Ltd.
$345	10.625%, 9/1/16(8)	$380,362

		$380,362

Oil and Gas — 2.0%

Allis-Chalmers Energy, Inc., Sr. Notes
$810	9.00%, 1/15/14	$688,500
Clayton Williams Energy, Inc.
40	7.75%, 8/1/13	35,000
Compton Pet Finance Corp.
90	7.625%, 12/1/13	66,825
Denbury Resources, Inc., Sr. Sub. Notes
25	7.50%, 12/15/15	25,125
Forbes Energy Services, Sr. Notes
170	11.00%, 2/15/15	143,225
OPTI Canada, Inc., Sr. Notes
65	7.875%, 12/15/14	51,025
75	8.25%, 12/15/14	59,250
Petroleum Development Corp., Sr. Notes
65	12.00%, 2/15/18	65,162
Quicksilver Resources, Inc.
160	7.125%, 4/1/16	144,400
SemGroup, L.P., Sr. Notes
145	8.75%, 11/15/15(2)(8)	9,425
SESI, LLC, Sr. Notes
30	6.875%, 6/1/14	29,400
Stewart & Stevenson, LLC, Sr. Notes
115	10.00%, 7/15/14	106,375

		$1,423,712

Publishing — 1.2%

Dex Media West/Finance, Series B
$45	9.875%, 8/15/13(2)	$9,113
Laureate Education, Inc.
50	10.00%, 8/15/15(3)(8)	49,000
503	10.25%, 8/15/15(3)(8)	455,302

See notes to financial statements

Eaton Vance Credit Opportunities Fund as of October 31, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal
Amount
(000’s omitted)	Security	Value

Publishing (continued)

Local Insight Regatta Holdings, Inc.
$60	11.00%, 12/1/17	$29,700
Nielsen Finance, LLC
285	10.00%, 8/1/14	294,975
35	12.50% (0.00% until 2011), 8/1/16	30,494
Reader’s Digest Association, Inc. (The), Sr. Sub. Notes
205	9.00%, 2/15/17(2)	3,075

		$871,659

Rail Industries — 0.1%

American Railcar Industry, Sr. Notes
$80	7.50%, 3/1/14	$73,200

		$73,200

Retailers (Except Food and Drug) — 1.8%

Neiman Marcus Group, Inc.
$788	9.00%, 10/15/15	$698,535
365	10.375%, 10/15/15	323,025
Yankee Acquisition Corp., Series B
257	8.50%, 2/15/15	246,720

		$1,268,280

Steel — 0.0%

RathGibson, Inc., Sr. Notes
$10	11.25%, 2/15/14(2)	$3,675

		$3,675

Surface Transport — 0.2%

CEVA Group, PLC, Sr. Notes
$135	10.00%, 9/1/14(8)	$126,900

		$126,900

Telecommunications — 0.2%

Digicel Group, Ltd., Sr. Notes
$110	9.25%, 9/1/12(8)	$112,200
30	9.125%, 1/15/15(8)	28,950

		$141,150

Utilities — 0.1%

AES Corp., Sr. Notes
$35	8.00%, 10/15/17	$35,350
Reliant Energy, Inc., Sr. Notes
10	7.625%, 6/15/14	9,800

		$45,150

Total Corporate Bonds & Notes
(identified cost $12,697,427)		$10,653,171

Asset-Backed Securities — 0.5%

Principal
Amount
(000’s omitted)	Security	Value

$2,000	Comstock Funding Ltd., Series 2006-1A, Class D, 4.611%, 5/30/20(8)(9)	$380,000

Total Asset-Backed Securities
(identified cost $1,459,696)		$380,000

Common Stocks — 0.1%

Shares	Security	Value

Building and Development — 0.1%

$615	United Subcontractors, Inc. (7)(11)	$49,606

		$49,606

Nonferrous Metals / Minerals — 0.0%

$935	Euramax International, Inc. (7)(11)	$0

		$0

Publishing — 0.0%

$572	Source Interlink Companies, Inc. (7)(11)	$4,119
923	Star Tribune Co. (The) (7)(11)	0

		$4,119

Total Common Stocks
(identified cost $86,855)		$53,725

See notes to financial statements

Eaton Vance Credit Opportunities Fund as of October 31, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Preferred Stocks — 0.0%

Units	Security	Value

Lodging and Casinos — 0.0%

224	Fontainebleau Resorts LLC(3)(7)(10)	$2

Total Preferred Stocks
(identified cost $223,930)		$2

Miscellaneous — 0.0%

Shares	Security	Value

Cable and Satellite Television — 0.0%

290,298	Adelphia Recovery Trust(11)	$8,346
300,000	Adelphia, Inc., Escrow Certificate(11)	10,500

Total Miscellaneous
(identified cost $299,250)		$18,846

Warrants — 0.0%

Shares	Security	Value

Publishing / Printing — 0.0%

935	Star Tribune, Exp. 9/28/13(7)(11)	$0

Total Warrants
(identified cost $0)		$0

Short-Term Investments — 8.5%

Interest/
Principal
Amount
(000’s omitted)	Description	Value

$3,872	Cash Management Portfolio, 0.00%(12)	$3,871,948
2,079	State Street Bank and Trust Euro Time Deposit, 0.01%, 11/2/09	2,078,721

Total Short-Term Investments
(identified cost $5,950,669)		$5,950,669

Total Investments — 112.8%
(identified cost $108,257,957)		$79,404,953

Less Unfunded Loan Commitments — (0.8)%		$(573,585)

Net Investments — 112.0%
(identified cost $107,684,372)		$78,831,368

Other Assets, Less Liabilities — (23.4)%		$(16,468,946)

Auction Preferred Shares Plus Cumulative Unpaid Dividends — 11.4%		$8,000,765

Net Assets Applicable to Common Shares — 100.0%		$70,363,187

The percentage shown for each investment category in the Portfolio of Investments is based on net assets applicable to common shares.

DIP - Debtor in Possession

EUR - Euro

GBP - British Pound Sterling

*	In U.S. dollars unless otherwise indicated.

(1)	Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)	Currently the issuer is in default with respect to interest payments.

(3)	Represents a payment-in-kind security which may pay all or a portion of interest/dividends in additional par/shares.

(4)	Defaulted matured security.

(5)	This Senior Loan will settle after October 31, 2009, at which time the interest rate will be determined.

(6)	Unfunded or partially unfunded loan commitments. See Note 1G for description.

(7)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

See notes to financial statements

Eaton Vance Credit Opportunities Fund as of October 31, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

(8)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2009, the aggregate value of these securities is $4,028,323 or 5.7% of the Fund’s net assets.

(9)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2009.

(10)	Restricted security (see Note 8).

(11)	Non-income producing security.

(12)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2009.

See notes to financial statements

Eaton Vance Credit Opportunities Fund as of October 31, 2009

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of October 31, 2009

Assets

Unaffiliated investments, at value (identified cost, $103,812,424)	$74,959,420
Affiliated investment, at value (identified cost, $3,871,948)	3,871,948
Foreign currency, at value (identified cost, $74,443)	74,403
Interest receivable	933,841
Receivable for investments sold	744,309
Receivable for open forward foreign currency exchange contracts	33,177
Receivable for closed interest rate floors	266,103
Prepaid expenses	5,908

Total assets	$80,889,109

Liabilities

Payable for investments purchased	$2,366,363
Payable for open forward foreign currency exchange contracts	10,887
Payable to affiliates:
Investment adviser fee	21,996
Trustees’ fees	250
Accrued expenses	125,661

Total liabilities	$2,525,157

Auction preferred shares (320 shares outstanding) at liquidation value plus cumulative unpaid dividends	$8,000,765

Net assets applicable to common shares	$70,363,187

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized, 7,274,487 shares issued and outstanding	$72,745
Additional paid-in capital	148,082,965
Accumulated net realized loss	(46,013,917)
Accumulated distributions in excess of net investment income	(2,947,856)
Net unrealized depreciation	(28,830,750)

Net assets applicable to common shares	$70,363,187

Net Asset Value Per Common Share

($70,363,187 ÷ 7,274,487 common shares issued and outstanding)	$9.67

Statement of Operations

For the Six Months Ended
October 31, 2009

Investment Income

Interest	$3,482,888
Interest income allocated from affiliated investment	11,650
Expenses allocated from affiliated investment	(10,539)

Total investment income	$3,483,999

Expenses

Investment adviser fee	$249,223
Trustees’ fees and expenses	1,303
Custodian fee	16,185
Transfer and dividend disbursing agent fees	12,129
Legal and accounting services	67,153
Printing and postage	51,967
Preferred shares service fee	16,217
Miscellaneous	69,150

Total expenses	$483,327

Deduct —
Reduction of investment adviser fee	$69,103

Total expense reductions	$69,103

Net expenses	$414,224

Net investment income	$3,069,775

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(5,639,913)
Interest rate floors	150,738
Foreign currency and forward foreign currency exchange contract transactions	(733,269)

Net realized loss	$(6,222,444)

Change in unrealized appreciation (depreciation) —
Investments	$31,563,034
Foreign currency and forward foreign currency exchange contracts	15,550

Net change in unrealized appreciation (depreciation)	$31,578,584

Net realized and unrealized gain	$25,356,140

Distributions to preferred shareholders

From net investment income	$(87,183)

Net increase in net assets from operations	$28,338,732

See notes to financial statements

Eaton Vance Credit Opportunities Fund as of October 31, 2009

FINANCIAL STATEMENTS (Unaudited) CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	October 31, 2009	Year Ended
in Net Assets	(Unaudited)	April 30, 2009

From operations —
Net investment income	$3,069,775	$11,111,335
Net realized loss from investment transactions, interest rate floors, foreign currency and forward foreign currency exchange contract transactions and extinguishment of debt	(6,222,444)	(26,776,276)
Net change in unrealized appreciation (depreciation) from investments, interest rate floors, foreign currency and forward foreign currency exchange contracts	31,578,584	(37,370,656)
Distributions to preferred shareholders — From net investment income	(87,183)	(873,750)

Net increase (decrease) in net assets from operations	$28,338,732	$(53,909,347)

Distributions to common shareholders —
From net investment income	$(2,720,658)	$(9,065,595)
Tax return of capital	—	(591,173)

Total distributions to common shareholders	$(2,720,658)	$(9,656,768)

Capital share transactions —
Reinvestment of distributions to common shareholders	$—	$121,930

Net increase in net assets from capital share transactions	$—	$121,930

Net increase (decrease) in net assets	$25,618,074	$(63,444,185)

Net Assets Applicable to Common Shares

At beginning of period	$44,745,113	$108,189,298

At end of period	$70,363,187	$44,745,113

Accumulated distributions in excess of net investment income included in net assets applicable to common shares

At end of period	$(2,947,856)	$(3,209,790)

See notes to financial statements

Eaton Vance Credit Opportunities Fund as of October 31, 2009

FINANCIAL STATEMENTS (Unaudited) CONT’D

Financial Highlights
Selected data for a common share outstanding during the periods stated

	Six Months Ended		Year Ended April 30,
	October 31, 2009				Period Ended
	(Unaudited)		2009	2008	April 30, 2007(1)

Net asset value — Beginning of period (Common shares)	$6.150		$14.910	$19.380	$19.100(2)

Income (Loss) From Operations

Net investment income(3)	$0.422		$1.530	$2.548	$2.057
Net realized and unrealized gain (loss)	3.484		(8.840)	(4.444)	0.449
Distributions to preferred shareholders
From net investment income(3)	(0.012)		(0.120)	(0.594)	(0.435)

Total income (loss) from operations	$3.894		$(7.430)	$(2.490)	$2.071

Less Distributions to Common Shareholders

From net investment income	$(0.374)		$(1.249)	$(1.980)	$(1.598)
Tax return of capital	—		(0.081)	—	—

Total distributions to common shareholders	$(0.374)		$(1.330)	$(1.980)	$(1.598)

Preferred and common shares offering costs charged to paid-in capital(3)	$—		$—	$—	$(0.078)

Preferred shares underwriting discounts(3)	$—		$—	$—	$(0.115)

Net asset value — End of period (Common shares)	$9.670		$6.150	$14.910	$19.380

Market value — End of period (Common shares)	$8.550		$5.360	$14.250	$20.920

Total Investment Return on Net Asset Value(4)	65.16	%(6)	(51.30)%	(13.57)%	10.23	%(5)(6)

Total Investment Return on Market Value(4)	67.55	%(6)	(55.62)%	(23.42)%	18.99	%(5)(6)

See notes to financial statements

Eaton Vance Credit Opportunities Fund as of October 31, 2009

FINANCIAL STATEMENTS (Unaudited) CONT’D

Financial Highlights
Selected data for a common share outstanding during the periods stated

	Six Months Ended		Year Ended April 30,
	October 31, 2009					Period Ended
	(Unaudited)		2009		2008	April 30, 2007(1)

Ratios/Supplemental Data

Net assets applicable to common shares, end of period (000’s omitted)	$70,363		$44,745		$108,189	$139,005
Ratios (as a percentage of average daily net assets applicable to common shares):(7)
Expenses excluding interest and fees(8)	1.44	%(9)	1.75%		1.57%	1.40	%(9)
Interest and fee expense	—		2.11	%(10)	—	—
Total expenses	1.44	%(9)	3.86%		1.57%	1.40	%(9)
Net investment income	10.41	%(9)	15.35%		14.69%	11.72	%(9)
Portfolio Turnover	16	%(6)	21%		56%	68	%(6)

The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:
Ratios (as a percentage of average daily net assets applicable to common shares and preferred shares):(7)
Expenses excluding interest and fees(8)	1.23	%(9)	1.27%		0.95%	0.88	%(9)
Interest and fee expense	—		1.54	%(10)	—	—
Total expenses	1.23	%(9)	2.81%		0.95%	0.88	%(9)
Net investment income	8.87	%(9)	11.17%		8.91%	7.32	%(9)

Senior Securities:
Total preferred shares outstanding	320		1,083		3,250	3,250
Asset coverage per preferred share(11)	$244,887		$66,325		$58,307	$67,786
Involuntary liquidation preference per preferred share(12)	$25,000		$25,000		$25,000	$25,000
Approximate market value per preferred share(12)	$25,000		$25,000		$25,000	$25,000

(1)	For the period from the start of business, May 31, 2006, to April 30, 2007.

(2)	Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholder from the $20.00 offering price.

(3)	Computed using average common shares outstanding.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(5)	Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported with all distributions reinvested.

(6)	Not annualized.

(7)	Ratios do not reflect the effect of dividend payments to preferred shareholders.

(8)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(9)	Annualized.

(10)	Interest and fee expense relates to the notes payable incurred to partially redeem the Fund’s APS.

(11)	Calculated by subtracting the Fund’s total liabilities (not including the preferred shares) from the Fund’s total assets, and dividing the result by the number of preferred shares outstanding.

(12)	Plus accumulated and unpaid dividends.

See notes to financial statements

Eaton Vance Credit Opportunities Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Eaton Vance Credit Opportunities Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide a high level of current income. The Fund, as a secondary objective, also seeks capital appreciation.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Fund’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Fund’s application of generally accepted accounting principles.

A  Investment Valuation — Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Fund based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Fund. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans are valued in the same manner as Senior Loans.

Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) will normally be valued on the basis of quotations provided by third party pricing services. The pricing services will use various techniques that consider factors including, but not limited to, reported trades or dealer quotations, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Interest rate swaps and floors are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the

Eaton Vance Credit Opportunities Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

swap contract. Future cash flows are discounted to their present value using swap quotations provided by electronic data services or by broker/dealers. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Fund may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management generally values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities in the same manner as debt obligations described above.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At April 30, 2009, the Fund, for federal income tax purposes, had a capital loss carryforward of $29,535,416 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on April 30, 2016 ($833,774) and April 30, 2017 ($28,701,642).

Additionally, at April 30, 2009, the Fund had a net currency loss of $3,182,743 and a net capital loss of $10,128,221 attributable to foreign currency and security transactions, respectively, incurred after October 31, 2008. These losses are treated as arising on the first day of the Fund’s taxable year ending April 30, 2010.

As of October 31, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed since the start of business on May 31, 2006 to April 30, 2009 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Eaton Vance Credit Opportunities Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

G  Unfunded Loan Commitments — The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Portfolio of Investments.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

J  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Fund may enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Interest Rate Floors — The Fund may enter into interest rate floors to enhance return or to hedge against fluctuations in interest rates. Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party agrees to make payments to the extent that interest rates fall below a specified rate or “floor”. Transaction fees paid by the Fund are recognized as assets and amortized over the life of the interest rate floor. Changes in the value of the interest rate floor are recognized as unrealized gains and losses.

L  Interim Financial Statements — The interim financial statements relating to October 31, 2009 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Auction Preferred Shares

The Fund issued Auction Preferred Shares (APS) on August 11, 2006 in a public offering. The underwriting discount and other offering costs incurred in connection with the offering were recorded as a reduction of the paid-in capital of the common shares. Dividends on the APS, which accrue daily, are cumulative at rates which are reset every seven days by an auction, unless a special dividend period has been set. If the APS auctions do not successfully clear, the dividend payment rate over the next period for the APS holders is set at a specified maximum applicable rate until such time as the APS auctions are successful. Auctions have not cleared since February 13, 2008 and the rate since that date has been the maximum applicable rate (see Note 3). The maximum applicable rate on the APS is the greater of 1) 150% of LIBOR at the date of the auction or 2) LIBOR at the date of the auction plus 1.50%.

During the six months ended October 31, 2009, the Fund made a partial redemption of its APS at a liquidation price of $25,000 per share. The number of APS redeemed and redemption amount (excluding the final dividend payment) during the six months ended October 31, 2009 and the number of APS issued and outstanding as of October 31, 2009 are as follows:

APS Redeemed
During the	Redemption	APS Issued and
Period	Amount	Outstanding

763	$19,075,000	320

The APS are redeemable at the option of the Fund at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Fund is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS remain unpaid in an amount equal to two full years’ dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset

Eaton Vance Credit Opportunities Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

coverage with respect to the APS as defined in the Fund’s By-Laws and the 1940 Act. The Fund pays an annual fee up to 0.15% (0.25% prior to March 2009) of the liquidation value of the APS to broker-dealers as a service fee if the auctions are unsuccessful; otherwise, the annual fee is 0.25%.

3   Distributions to Shareholders

The Fund intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding APS. In addition, at least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, (reduced by available capital loss carryforwards from prior years, if any). Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. The dividend rate for the APS at October 31, 2009 was 1.72%. For the six months ended October 31, 2009, the amount of dividends paid (including capital gains, if any) to APS shareholders was $87,183, representing an average APS dividend rate of 1.77% (annualized) and dividend rate ranges of 1.72% to 1.83%.

Beginning February 13, 2008 and consistent with the patterns in the broader market for auction-rate securities, the Fund’s APS auctions were unsuccessful in clearing due to an imbalance of sell orders over bids to buy the APS. As a result, the dividend rates of the APS were reset to the maximum applicable rate. The rate above reflects such maximum dividend rate as of October 31, 2009.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

4   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.75% of the Fund’s average daily gross assets and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage. The portion of the adviser fee payable by Cash Management on the Fund’s investment of cash therein is credited against the Fund’s adviser fee. For the six months ended October 31, 2009, the Fund’s investment adviser fee totaled $259,137 of which $9,914 was allocated from Cash Management and $249,223 was paid or accrued directly by the Fund. EVM also serves as administrator of the Fund, but receives no compensation.

In addition, EVM has contractually agreed to reimburse the Fund for fees and other expenses at an annual rate of 0.20% of the Fund’s average daily gross assets during the first five full years of the Fund’s operations, 0.15% of the Fund’s average daily gross assets in year six, 0.10% in year seven and 0.05% in year eight. Pursuant to this agreement, EVM waived $69,103 of its investment adviser fee for the six months ended October 31, 2009.

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended October 31, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

5   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and principal repayments on Senior Loans, aggregated $9,878,158 and $12,415,481, respectively, for the six months ended October 31, 2009.

6   Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no transactions in common shares for the six months ended October 31, 2009. Common shares issued pursuant to the Fund’s dividend reinvestment plan for the year ended April 30, 2009 were 17,348.

7   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at October 31, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$107,836,474

Gross unrealized appreciation	$395,494
Gross unrealized depreciation	(29,400,600)

Net unrealized depreciation	$(29,005,106)

8   Restricted Securities

At October 31, 2009, the Fund owned the following securities (representing less than 0.1% of net assets applicable to common shares) which were restricted as to

Eaton Vance Credit Opportunities Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

	Date of
Description	Acquisition	Units	Cost	Value

Preferred Stocks
Fontainebleau Resorts LLC	6/1/07	224	$223,930	$2

Total Restricted Securities			$223,930	$2

9   Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at October 31, 2009 is as follows:

Forward Foreign Currency Exchange Contracts

Sales

			Net Unrealized
Settlement			Appreciation
Date	Deliver	In Exchange For	(Depreciation)

11/30/09	British Pound Sterling 1,598,413	United States Dollar 2,612,047	$(10,887)
11/30/09	Euro 6,044,184	United States Dollar 8,927,562	33,177

			$22,290

At October 31, 2009, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund adopted FASB Statement of Financial Accounting Standards No. 161 (FAS 161), “Disclosures about Derivative Instruments and Hedging Activities”, (currently FASB Accounting Standards Codification (ASC) 815-10), effective May 1, 2009. Such standard requires enhanced disclosures about an entity’s derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. The disclosure below includes additional information as a result of implementing FAS 161.

The Fund is subject to foreign exchange risk in the normal course of pursuing its investment objectives. Because the Fund holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund may enter into forward foreign currency exchange contracts. The Fund may also enter into such contracts to hedge currency risk of investments it anticipates purchasing.

The forward foreign currency exchange contracts in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At October 31, 2009, the maximum amount of loss the Fund would incur due to counterparty risk was $33,177, representing the fair value of such derivatives in an asset position.

The fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2009 was as follows:

	Fair Value
Derivative	Asset Derivatives	Liability Derivatives

Forward foreign currency exchange contracts	$33,177(1)	$(10,887	)(2)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts and Net unrealized depreciation.

(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts and Net unrealized depreciation.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the six months ended October 31, 2009 was as follows:

Change in
Unrealized
	Realized Gain		Appreciation
	(Loss) on		(Depreciation) on
	Derivatives		Derivatives
	Recognized in		Recognized in
Derivative	Income		Income

Forward foreign currency exchange contracts	$(824,812	)(1)	$70,524(2)

(1)	Statement of Operations location: Net realized gain (loss) — Foreign currency and forward foreign currency exchange contract transactions.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) — Foreign currency and forward foreign currency exchange contracts.

Eaton Vance Credit Opportunities Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

The average notional amount of forward foreign currency exchange contracts outstanding during the six months ended October 31, 2009, which is indicative of the volume of this derivative type, was approximately $8,276,000.

10   Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

11   Concentration of Credit Risk

The Fund invests primarily in below investment grade floating-rate loans and floating-rate debt obligations, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

12   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2009, the inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Senior Floating-Rate Interests (Less Unfunded Loan Commitments)	$—	$61,376,727	$398,228	$61,774,955
Corporate Bonds & Notes	—	10,653,171	—	10,653,171
Asset-Backed Securities	—	380,000	—	380,000
Common Stocks	—	—	53,725	53,725
Preferred Stocks	—	—	2	2
Miscellaneous	—	18,846	—	18,846
Warrants	—	—	0	0
Short-Term Investments	3,871,948	2,078,721	—	5,950,669

Total Investments	$3,871,948	$74,507,465	$451,955	$78,831,368
Forward Foreign Currency Exchange Contracts	—	33,177	—	33,177

Total	$3,871,948	$74,540,642	$451,955	$78,864,545

Liability Description
Forward Foreign Currency Exchange Contracts	$—	$(10,887)	$—	$(10,887)

Total	$—	$(10,887)	$—	$(10,887)

Eaton Vance Credit Opportunities Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in		Investments in
	Senior Floating-	Investments in	Preferred Stocks
	Rate Interests	Common Stocks	and Warrants	Total

Balance as of April 30, 2009	$560,894	$—	$19,910	$580,804
Realized gains (losses)	(1,267,851)	—	—	(1,267,851)
Change in net unrealized appreciation (depreciation)*	1,246,905	(33,130)	(33,378)	1,180,397
Net purchases (sales)	(146,492)	86,855	13,470	(46,167)
Accrued discount (premium)	4,772	—	—	4,772
Net transfers to (from) Level 3	—	—	—	—

Balance as of October 31, 2009	$398,228	$53,725	$2	$451,955

Change in net unrealized appreciation (depreciation) on investments still held as of October 31, 2009*	$29,239	$(33,130)	$(33,378)	$(37,269)

*	Amount is included in the related amount on investments in the Statement of Operations.

13   Proposed Plan of Reorganization

In June of 2009, the Trustees of the Fund approved an Agreement and Plan of Reorganization (the Agreement) whereby Eaton Vance Limited Duration Income Fund (the Acquiring Fund) would acquire substantially all the assets and assume substantially all the liabilities of the Fund in exchange for common shares of the Acquiring Fund and cash consideration equal to the aggregate liquidation value of the Fund’s APS. The proposed reorganization is subject to approval by the shareholders of the Fund.

14   Review for Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six months ended October 31, 2009, events and transactions subsequent to October 31, 2009 through December 15, 2009, the date the financial statements were issued, have been evaluated by the Fund’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

Eaton Vance Credit Opportunities Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

Eaton Vance Credit Opportunities Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement between Eaton Vance Credit Opportunities Fund (the “Fund”) and Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in senior secured floating-rate loans. Specifically, the Board noted the experience of the Adviser’s large group of bank loan investment professionals and other personnel who provide services to the Fund, including portfolio managers and analysts. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the

Eaton Vance Credit Opportunities Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls. In addition, the Board considered the Adviser’s actions with respect to the Auction Preferred Shares (“APS”) issued by the Fund, including the Adviser’s efforts to seek alternative forms of debt and other leverage that may over time reduce financing costs associated with APS and enable the Fund to restore liquidity for APS holders.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-year period ended September 30, 2008 for the Fund. In light of the Fund’s relatively brief operating history, the Board concluded that additional time was required to evaluate longer term performance of the Fund.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized with and without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the adviser’s profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate at this time. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund.

Eaton Vance Credit Opportunities Fund

OFFICERS AND TRUSTEES

Officers
Payson F. Swaffield
President

Thomas E. Faust Jr.
Vice President

Scott H. Page
Vice President

Andrew N. Sveen
Vice President

Michael W. Weilheimer
Vice President

Barbara E. Campbell
Treasurer

Maureen A. Gemma
Secretary and Chief Legal Officer

Paul M. O’Neil
Chief Compliance Officer
Trustees Ralph F. Verni Chairman Benjamin C. Esty Thomas E. Faust Jr. Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

Number of Employees
The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and has no employees.

Number of Shareholders
As of October 31, 2009, our records indicate that there are 22 registered shareholders and approximately 4,715 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is EOE.

Investment Adviser and Administrator of Eaton Vance Credit Opportunities Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038

Eaton Vance Credit Opportunities Fund
Two International Place
Boston, MA 02110

2613-12/09	CE-COFSRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Vice Chairman of Commercial

Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).
Item 4. Principal Accountant Fees and Services
Not required in this filing
Item 5. Audit Committee of Listed registrants
Not required in this filing.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not required in this filing.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not required in this filing.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
No such purchases this period.
Item 10. Submission of Matters to a Vote of Security Holders.
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Eaton Vance Credit Opportunities Fund

By:	/s/ Payson F. Swaffield

Payson F. Swaffield
President
Date: December 11, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell

Barbara E. Campbell
Treasurer
Date: December 11, 2009

By:	/s/ Payson F. Swaffield

Payson F. Swaffield
President
Date: December 11, 2009